UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2021

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 7.01 Regulation FD Disclosure.

Ferrellgas Partners, L.P. (“MLP”) and Ferrellgas Partners Finance Corp. (“Partners Finance” and, together with MLP, the “Holdco Entities”) previously filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Holdco Entities’ Chapter 11 Cases are being jointly administered under the caption and case numbers, In re: Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp., Chapter 11 Case Nos. 21-10020 and 21-10021. The Holdco Entities, together with the MLP’s operating subsidiary, Ferrellgas, L.P. (the “Company”), are collectively referred to herein as the “Ferrellgas Entities.”

As previously disclosed in the Ferrellgas Entities’ Quarterly Report on Form 10-Q for the quarter ended January 31, 2021, on March 5, 2021, the Bankruptcy Court entered an order confirming the Holdco Entities’ Second Amended Prepackaged Joint Chapter 11 Plan of Reorganization for the HoldCo Entities (the “Plan”). The effectiveness of the Plan is conditioned on certain requirements such as the Company completing its refinancing. As described in the Plan, the Company intends to issue new preferred units (the “New Senior Preferred Units”) in a private placement to certain qualified institutional buyers and institutional accredited investors, including certain holders of the 8.625% Senior Notes due 2020 issued by the HoldCo Entities (the “2020 Notes”).

Commitments to Purchase New Senior Preferred Units

In support of the restructuring, the Company has entered into equity commitment letters with funds managed by the Private Equity Group and the Credit Group of Ares Management Corporation (“Ares”), as well as JPMorgan Chase Funding, Inc., within its Strategic Situations Initiative (“JPMCF,” together with Ares, collectively referred to as the “Purchasers”), setting forth the Purchasers’ commitments to purchase New Senior Preferred Units. Pursuant to the equity commitment letters, the Purchasers have agreed (subject to their respective allocations) to purchase New Senior Preferred Units in an aggregate principal amount of $700 million, which aggregate principal amount may be increased up to $900 million by OpCo. Consummation of the sale of the New Senior Preferred Units is subject to a number of conditions precedent, including the execution and delivery of applicable definitive documentation as well as completion of the refinancing transactions for OpCo consistent with the Plan.

Cleansing Materials

In connection with the Company’s restructuring, the Company and Ferrellgas, Inc. entered into confidentiality agreements (the “NDAs”) with certain holders of the 2020 Notes to provide such holders with the opportunity to participate in the issuance of the New Senior Preferred Units. Pursuant to the NDAs, the Company is required to publicly disclose certain confidential information related to certain terms of the New Senior Preferred Units as provided to the holders of the 2020 Notes, which information was included in a non-binding indicative term sheet provided to such holders that was included with the Ares commitment (the “Term Sheet”). Accordingly, the Company is furnishing a summary of the Term Sheet as Exhibit 99.1 hereto.

The issuance of New Senior Preferred Units is subject to the execution of definitive documentation and may not be completed as contemplated by the summary of the Term Sheet or at all. If the Company is unable to complete the transaction or any other alternative transactions, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially and adversely affected. The summary of the Term Sheet is not intended to be legally binding nor is it a comprehensive list of all relevant terms and conditions of the potential issuance of New Senior Preferred Units.

The offer of New Senior Preferred Units is being made only to certain qualified institutional buyers and institutional accredited investors and the furnishing of this summary of the Term Sheet does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any of the securities referred to therein.

The information disclosed in this Item 7.01, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These statements often use words such as “anticipate,” “believe,” “intend,” “plan,” “projection,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” or the negative of those terms or other variations of them or comparable terminology. These statements often discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future and are based upon the beliefs and assumptions of our management and on the information currently available to them. There can be no assurances that the issuance and sale of the New Senior Preferred Units will be completed or in accordance with the terms as summarized.

We continue to experience financial, business, operational and reputational risks that could materially affect our present expectations and projections. In addition, the effectiveness of the Plan is conditioned on certain requirements such as the Company completing its refinancing. There is no assurance that the Plan will become effective or that the refinancing transactions will be consummated, and the outcome of our debt reduction strategy continues to remain uncertain. For additional information regarding known material factors that could cause our actual results to differ from those contained in or implied by forward-looking statements, please see the section entitled “Risk Factors” in the Ferrellgas Entities’ Annual Report on Form 10-K for the year ended July 31, 2020 and in subsequent Exchange Act reports.

You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Summary of Non-Binding Indicative Term Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P. By: Ferrellgas, Inc., its general partner

Date: March 12, 2021	By:	/s/ Brian W. Hermann
Name: Brian W. Herrmann Title: Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

Date: March 12, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann Title: Interim Chief Financial Officer and Sole Director

Ferrellgas, L.P. By: Ferrellgas, Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC, its general partners

Date: March 12, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann Title: Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

Date: March 12, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann Title: Interim Chief Financial Officer and Sole Director